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                                 EXHIBIT (5)(e)

                               FORM OF APPLICATION

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[GRAPHIC]                                             Triple Advantage Variable                                  [GRAPHIC](R)
                                                            Annuity Application
                          Mail the application and a check to: Transamerica Occidental Life Insurance Company
                                                               Attn: Variable Annuity Dept.
                          Service Office:                      P.O. Box 3183, Cedar Rapids, IA 52406-3183
                          Overnight Mailing Address:           4333 Edgewood Rd. NE, Cedar Rapids, IA 52499

==================================================================================================================================
1. TYPE OF ANNUITY (SOURCE OF FUNDS)                                 4. BENEFICIARY(IES) DESIGNATION

   Initial purchase payment $ _________________________________         Name                Relationship        [_] Primary
   [_] Non qualified                                                    ___________________ ____________ _____% [_] Contingent
       [_] New Money [_] 1035 Exchange
   [_] Qualified                                                        Name                Relationship        [_] Primary
       [_] New Money [_] Rollover [_] Transfer                          ___________________ ____________ _____% [_] Contingent
       Qualified Type:
           [_] IRA [_] Roth IRA [_] SEP/IRA [_] 403(b)                  Name                Relationship        [_] Primary
           [_] Keogh [_] Roth Conversion [_] Other ____________         ___________________ ____________ _____% [_] Contingent
        IRA/SEP/ROTH IRA
        $ ____________ Contribution for tax year ______________         Name                Relationship        [_] Primary
        $ ____________ Trustee to Trustee Transfer                      ___________________ ____________ _____% [_] Contingent
        $ ____________ Rollover from
          [_] IRA [_] 403(b) [_] Pension [_] Other ____________         Name                Relationship        [_] Primary
        ROTH IRA Rollover                                               ___________________ ____________ _____% [_] Contingent
          ____________ Date first established or date of conversion
        $ ____________ Portion previously taxed

2(a). PRIMARY OWNER INFORMATION                                      5. GUARANTEED DEATH BENEFITS

   If no Annuitant is specified in #3, the Owner will be the            If no option is specified, the Return of Premium Death
   Annuitant. If a Trust is named as Owner or Beneficiary,              Benefit will apply. Your selection cannot be changed after
   additional paperwork will be required.                               the policy has been issued.

   First Name: __________________________________________________       [_] Annual Step-Up Death Benefit

   Last Name: ___________________________________________________       [_] Return of Premium Death Benefit

   Address: _____________________________________________________       [_] Double Enhanced Death Benefit

   City, State: _________________________________________________

   Zip: ____________-____________ Telephone: ____________________

   Email Address (optional): ____________________________________

   Date of Birth: ______________________ Sex: [_] Female [_] Male

   SSN/TIN: ____________________ Citizenship: [_] U.S. [_] Other

2(b). JOINT OWNER INFORMATION (Optional)                             6. OTHER AVAILABLE RIDERS

   First Name: __________________________________________________       If no selection is made, the benefit will not apply.

   Last Name: ___________________________________________________       Additional Death Benefit:

   Address: _____________________________________________________       [_] Yes

   City, State: _________________________________________________       [_] No

   Zip: ____________-____________ Telephone: ____________________       Additional Death Benefit II:

   Date of Birth: ______________________ Sex: [_] Female [_] Male       [_] Yes

   SSN/TIN: ____________________ Citizenship: [_] U.S. [_] Other        [_] No

3. ANNUITANT

   Complete only if different from Primary Owner.

   First Name: __________________________________________________

   Last Name: ___________________________________________________    7. TELEPHONE TRANSFER AUTHORIZATION

   Address: _____________________________________________________       Please complete this section to authorize you and/or your
                                                                        Registered Representative to make transfer requests via
   City, State: _________________________________________________       our recorded telephone line or internet. (check one
                                                                        selection only):
   Zip: ____________-____________ Telephone: ____________________
                                                                        [_] Owner(s) only, or [_] Owner(s) and Owner's Registered
   Email Address (optional): ____________________________________                                 Representative

   Date of Birth: ______________________ Sex: [_] Female [_] Male

   SSN: ________________________ Citizenship: [_] U.S. [_] Other
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8. PORTFOLIO INVESTMENT STRATEGY

   [_] Lump Sum                                                      [_] Combined: Lump Sum and DCA Program (must total 100%)
       I elect to allocate 100% of my contributions according to         I elect to allocate as follows:
       percentage listed in Section 10 "Lump Sum Allocation              ___________% as a lump-sum contributions according to
       Section".                                                         percentages listed in Section 10 "Lump Sum Allocation
   [_] Dollar Cost Averaging (DCA) Program                               Section".
       I elect to allocate 100% of my contributions according to         ___________% in the DCA Account and transferred according
       percentage listed in Section 11 DCA "Transfer Allocation          to percentages listed in Section 11 DCA "Transfer
       Section".                                                         Allocation Section".

9. DCA TRANSFER STRATEGY

   DCA Strategy (There is a $250 minimum transfer amount for the     [_] 4. Money Market Account:
   DCA program.)                                                            [_] 12 Mo. [_] 18 Mo. [_] 24 Mo.
                                                                            [_] Other______________________________
   Transfer from: (Select 1 of the following)                                        (Specify period and frequency)
                                                                     [_] 5. Quality Bond
   [_] 1. Special 6 Month DCA Fixed Account                                 [_] 12 Mo. [_] 18 Mo. [_] 24 Mo.
                                                                            [_] Other______________________________
   [_] 2. Special 12 Month DCA Fixed Account                                         (Specify period and frequency)
                                                                     [_] 6. Limited Term High Yield
   [_] 3. DCA Fixed Account*:                                               [_] 12 Mo. [_] 18 Mo. [_] 24 Mo.
          [_]12 Mo. [_]18 Mo. [_]24 Mo.                                     [_] Other______________________________
          [_]Other______________________________                                     (Specify period and frequency)
                  (Specify period and frequency)

Complete Section 11 for DCA transfer allocation.
*Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.

10. LUMP SUM ALLOCATION                                              11. DCA TRANSFER ALLOCATION

    Fixed Accounts:                                                      Transfer To:
    __________.0%  1 Year Fixed Guarantee Period Option                  __________.0%  Dreyfus Appreciation Portfolio -
                                                                                           Service Class
    __________.0%  3 Year Fixed Guarantee Period Option                  __________.0%  Dreyfus Balanced Portfolio -
                                                                                           Service Class
    __________.0%  5 Year Fixed Guarantee Period Option                  __________.0%  Dreyfus Core Bond Portfolio -
                                                                                           Service Class
    __________.0%  7 Year Fixed Guarantee Period Option                  __________.0%  Dreyfus Core Value Portfolio -
    Subaccounts:                                                                           Service Class
    __________.0%  Dreyfus Appreciation Portfolio -                      __________.0%  Dreyfus Developing Leaders Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Balanced Portfolio -                          __________.0%  Dreyfus Disciplined Stock Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Core Bond Portfolio -                         __________.0%  Dreyfus Emerging Leaders Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Core Value Portfolio -                        __________.0%  Dreyfus Emerging Markets Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Developing Leaders Portfolio -                __________.0%  Dreyfus Founders Discovery Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Disciplined Stock Portfolio -                 __________.0%  Dreyfus Founders Growth Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Emerging Leaders Portfolio -                  __________.0%  Dreyfus Founders International Equity
                      Service Class                                                        Portfolio - Service Class
    __________.0%  Dreyfus Emerging Markets Portfolio -                  __________.0%  Dreyfus Founders Passport Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Founders Discovery Portfolio -                __________.0%  Dreyfus Growth and Income Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Founders Growth Portfolio -                   __________.0%  Dreyfus International Equity Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Founders International Equity                 __________.0%  Dreyfus International Value Portfolio -
                      Portfolio - Service Class                                            Service Class
    __________.0%  Dreyfus Founders Passport Portfolio -                 __________.0%  Dreyfus Japan Portfolio - Service Class
                      Service Class
    __________.0%  Dreyfus Growth and Income Portfolio -                 __________.0%  Dreyfus Limited Term High Yield Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus International Equity Portfolio -              __________.0%  Dreyfus MidCap Stock Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus International Value Portfolio -               __________.0%  Dreyfus Money Market Portfolio
                      Service Class
    __________.0%  Dreyfus Japan Portfolio - Service Class               __________.0%  Dreyfus Quality Bond Portfolio -
                                                                                           Service Class
    __________.0%  Dreyfus Limited Term High Yield Portfolio -           __________.0%  Dreyfus Small Company Stock Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus MidCap Stock Portfolio -                      __________.0%  Dreyfus Special Value Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Money Market Portfolio                        __________.0%  Dreyfus Stock Index Fund -
                                                                                           Service Class
    __________.0%  Dreyfus Quality Bond Portfolio -                      __________.0%  Dreyfus Technology Growth Portfolio -
                      Service Class                                                        Service Class
    __________.0%  Dreyfus Small Company Stock Portfolio -               __________.0%  The Dreyfus Socially Responsible Growth
                      Service Class                                                        Fund, Inc. - Service Class
    __________.0%  Dreyfus Special Value Portfolio -                     __________.0%  Transamerica Equity - Initial Class
                      Service Class
    __________.0%  Dreyfus Stock Index Fund -                            __________.0%  ___________________________________________
                      Service Class
    __________.0%  Dreyfus Technology Growth Portfolio -                 __________.0%  ___________________________________________
                      Service Class
    __________.0%  The Dreyfus Socially Responsible Growth Fund,         __________.0%  ___________________________________________
                      Inc. - Service Class
    __________.0%  Transamerica Equity - Initial Class                   __________.0%  ___________________________________________

    __________.0%  _______________________________________________

    __________.0%  _______________________________________________

    __________.0%  _______________________________________________

    __________.0%  _______________________________________________
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12. ASSET REBALANCING                                                14. AGENT INFORMATION

    I elect to rebalance the variable subaccounts according to my        Do you have any reason to believe the annuity applied for
    lump sum allocation using the frequency indicated below.             will replace or change any existing annuity or life
                                                                         insurance?
    Does not include fixed accounts and not available with DCA.
                                                                         [_] No [_] Yes
    If you would like to rebalance to a mix other than the
    indicated Allocation of Purchase Payments, please complete the       I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY
    Optional Programs Form.                                              COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR
                                                                         HIS/HER NEEDS.
    [_] Monthly [_] Quarterly    [_] Semi-Annually [_] Annually

13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE                             #1: Registered Rep/Licensed Agent

    [_] Check here if you want to be sent a copy of "Statement of            Print First Name: ____________________________________
        Additional Information."
                                                                             Last Name: ___________________________________________
    Will this annuity replace or change any existing annuity or
    life insurance? [_] No     [_] Yes (If yes, complete the                 Signature: X
    following)
                                                                             Rep Phone #: _________________________________________
    Company: ___________________________________________________
                                                                             Email Address (Optional): ____________________________
    Policy No.: ________________________________________________
                                                                             SSN/TIN: _____________________________________________
    .  Unless I have notified the Company of a community or marital
       property interest in this contract, the Company will rely on          Florida Agent License # (FL only):____________________
       good faith belief that no such interest exists and will
       assume no responsibility for inquiry.                             #2: Registered Rep/Licensed Agent

    .  To the best of my knowledge and belief, my statements and             Print First Name: ____________________________________
       answers to the questions on this application are correct
       and true.                                                             Last Name: ___________________________________________

    .  I am in receipt of a current prospectus for this variable             Signature: X
       annuity.
                                                                             Rep Phone #: _________________________________________
    .  This application is subject to acceptance by the Insurance
       Company. If this application is rejected for any reason,              Email Address (optional): ____________________________
       the Insurance Company will be liable only for return of
       purchase payment paid.                                                SSN/TIN: _____________________________________________

    .  Florida Residents- Any person who knowingly and with intent           Florida Agent License # (FLonly): ____________________
       to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the
       third degree.
                                                                         Firm Name: _______________________________________________
    .  Account values when allocated to any of the subaccounts in
       Section 10 are not guaranteed as to fixed dollar amount.          Firm Address: ____________________________________________

    .  For residents in all states except CT, MN, NJ, PA, VT, VA,        For Registered Representative Use Only - Contact your home
       WA When funds are allocated to the Fixed Accounts in              office for program information.
       Section 10, policy values may increase or decrease in
       accordance with an Excess Interest Adjustment prior to the        [_] Option A  [_] Option B   [_] Option C   [_] Option D
       end of the Guaranteed Period.                                     (Once selected, program cannot be changed)

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE                     REPLACEMENT INFORMATION
    AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.
                                                                             For applicants in Colorado, Hawaii, Iowa, Louisiana,
    Signed at: ___________________________________________________              Maryland, Mississippi, Montana, New Hampshire,
               City                State                  Date                              North Carolina, Vermont

                                                                         Applicant:
    Owner(s) Signature: X                                                Do you have any existing policies or contracts?
                                                                         [_] No [_] Yes
                                                                         (If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or
    Joint Owner(s) Signature: X                                          Annuities.")

                                                                         Agent:
                                                                         Did the agent/registered representative present and leave
    Annuitant Signature: (if not Owner) X                                the applicant insurer-approved sales material?
                                                                         [_] No [_] Yes
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For Applicants in AZ                                                 For Applicants in KY, OH, OK

    Upon your written request, the Company is required to provide,      Any person who knowingly and with intent to defraud any
    within a reasonable time, reasonable factual information            insurance company or other person files an application for
    concerning the benefits and provisions of the contract to you.      insurance or statement of claim containing any materially
    If for some reason you are not satisfied with the contract,         false information or conceals for the purpose of misleading,
    you may return it within twenty days after it is delivered and      information concerning any fact material thereto commits a
    receive a refund equal to the premiums paid, including any          fraudulent insurance act, which is a crime.
    policy or contract fees or other charges, less the amounts
    allocated to any separate accounts under the policy or           For Applicants in LA
    contract, plus the value of any separate accounts under the
    policy or contract on the date the returned policy is received      Any person who knowingly presents a false or fraudulent
    by the insurer.                                                     claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty
    Annuity Commencement Date:________________________ Recommended      of a crime and may be subject to fines and confinement in
    annuitant age 70 1/2 for qualified.                                 prison.

For Applicants in AR, NM, PA                                         For Applicants in ME

    Any person who knowingly and with intent to defraud any             Any person who, with the intent to defraud or knowing that
    insurance company or other person files an application for          he is facilitating a fraud against an insurer, submits an
    insurance or statement of claim containing any materially           application or files a claim containing a false or deceptive
    false information or conceals for the purpose of misleading,        statement may have violated state law.
    information concerning any fact material thereto commits a
    fraudulent insurance act, which is a crime and subjects a        For Applicants in NJ
    person to criminal and civil penalties.
                                                                        Any person who includes any false or misleading information
For Applicants in CO                                                    on an application for an insurance policy is subject to
                                                                        criminal and civil penalties.
    It is unlawful to knowingly provide false, incomplete, or
    misleading facts or information to an insurance company for      For Applicants in VA
    the purpose of defrauding or attempting to defraud the
    company. Penalties may include imprisonment, fines, and denial      Any person who, with the intent to defraud or knowing that
    of insurance, and civil damages. Any insurance company or           he is facilitating a fraud against an insurer, submits an
    agent or an insurance company who knowingly provides false,         application or files a claim containing a false or deceptive
    incomplete, or misleading facts or information to the               statement may have violated state law. This plan is intended
    policyholder or claimant for the purpose of defrauding or           to qualify under the Internal Revenue Code for tax favored
    attempting to defraud the policyholder or claimant with regard      status. Language contained in this policy referring to
    to a settlement or award payable from insurance proceeds shall      Federal tax statutes or rules is informational and
    be reported to the Colorado Division of Insurance within the        instructional and this language is not subject to approval
    Department of Regulatory Agencies.                                  for delivery. Your qualifying status is the controlling
                                                                        factor as to whether your funds will receive tax favored
For Applicants in DC, TN                                                treatment rather than the insurance contract. Please ask
                                                                        your tax advisor if you have any questions as to whether or
    It is a crime to provide false or misleading information to an      not you qualify.
    insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In
    addition, an insurer may deny insurance benefits if false
    information materially related to a claim was provided by the applicant.
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